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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 21, 2005


                            IMPAX LABORATORIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 0-27354                                  65-0403311
         ------------------------           ------------------------------------
         (Commission File Number)           (I.R.S. Employer Identification No.)


                     30831 Huntwood Ave., Hayward, CA 94544
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (510) 476-2000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Company's Current Report on Form 8-K filed November 28, 2005 contained certain disclosures with respect to Deloitte & Touche LLP (Deloitte) having informed the Company that it will not stand for re-appointment as the Company's auditor for 2005. The purpose of this amendment to that report is to file Deloitte's letter commenting on those disclosures, as required by Item 304(a)(3) of Regulation S-K.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

Exhibit No.       Description
-----------       -----------

99.1              Letter from Deloitte & Touche LLP dated December 6, 2005 as to
                  Item 4.01.









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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                IMPAX LABORATORIES, INC.


Date: December 8, 2005                          By:  /s/ Arthur A. Koch
                                                     ---------------------------
                                                     Arthur A. Koch
                                                     Chief Financial Officer










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